                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 24, 2004
                                                        ------------------

                              DATATEC SYSTEMS, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      000-20688                 94-2914253
        --------                      ---------                 ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)            Identification No.)

               1275 Alderman Drive, Alpharetta, GA           30005
          -------------------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (770) 667-8488
                                                           --------------

                      23 Madison Road, Fairfield, NJ 07004
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

          Datatec Industries, Inc. and IBM Credit LLC ("IBM") are parties to that certain Working Capital Financing Agreement (IWCF) dated November 10, 2000
(the "Credit Facility"). As of July 1, 2004, Datatec Industries, Inc. entered into a Second Amended and Restated Forbearance Agreement (the "Agreement") with
IBM in which IBM, subject to the satisfaction of certain conditions, agreed to forbear certain loan defaults, increase the principal amount of the Credit
Facility and extend the term of the Credit Facility to August 31, 2005. All of such conditions have not been met. Accordingly, on September 24, 2004, Datatec
Systems, Inc. and Datatec Industries, Inc. received notification from IBM that it is terminating its forbearance under the Agreement. In addition, the notification contains declaration of additional defaults. A copy of the notification from IBM is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits.

             Exhibit No.     Description
             -----------     -----------

             99.1            Letter dated September 24, 2004 from IBM Credit LLC
                             to Datatec Industries, Inc. regarding termination
                             of its agreement to forbear.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DATATEC SYSTEMS, INC.
                                             (Registrant)

Date:       September 24, 2004          By: /s/ Richard K. Davis
                                           -------------------------------------
                                        Name:  Richard K. Davis
                                        Title: Vice President and General
                                               Counsel